UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

On September 29, 2025, Fortress Net Lease REIT (the “Company”), announced with deep sadness that Joshua Pack, Co-Chief Executive Officer and Trustee of the Company, passed away on September 29, 2025.

Fortress Investment Group LLC, an affiliate of our adviser, shared the following statement:

It is with deep sadness that we share the news of the sudden passing of our Co-Chief Executive Officer, Joshua Pack, earlier today. Josh was a member of the Fortress family for over 23 years and left an indelible mark on our entire institution. He was a skilled investor, thoughtful strategist and a caring manager of people. The people on his team cared about him as a friend, colleague, and leader, and he cared deeply about them. Most importantly, Josh was a loving father and husband; we are supporting the Pack family as best as we can.

Events like this can shock even the strongest institutions, and everyone at Fortress is emotionally devastated at the loss of one of our leaders. However, we have built a business that is strong and resilient, with a team that is many layers deep. Despite our grief, our commitment to our investors is unwavering. We will continue to safeguard your capital with the same discipline and focus that have defined our 25+ year track record.

Josh’s Co-CEO Drew McKnight will continue to lead the firm together with Jack Neumark, who will become Co-CEO alongside Drew. In recognition of how important deep experience is in times of stress like this, our Founder and Executive Chairman Pete Briger will step forward and deepen his engagement with the firm and all of its processes. Pete’s veteran presence and his deep familiarity with every aspect of our team, our investments and our culture will be of immense help in driving us forward.

We deeply appreciate the support of our investors in light of these difficult circumstances. As always, our Client Product & Solutions Group is available to answer any of your questions.

Sincerely,

Pete Briger, Drew McKnight, Jack Neumark

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2025

Fortress Net Lease REIT

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer